EX-99.906CERT

Section 906 Certifications

                CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

John V. Murphy, Principal Executive Officer, and Brian W. Wixted, Principal Financial Officer, of Oppenheimer Emerging Technologies Fund (the "Registrant"), each certify to the best of his knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended October 31, 2006 (the "Form N-CSR") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant. This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

Principal Executive Officer                   Principal Financial Officer

Oppenheimer Emerging                          Oppenheimer Emerging
Technologies Fund                             Technologies Fund

/s/ John V. Murphy                            /s/ Brian W. Wixted
____________________________                  ____________________________
John V. Murphy                                Brian W. Wixted

Date:    December 12, 2006                    Date:  December 12, 2006